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                                                                    EXHIBIT 10.7

                         GUARANTY OF PAYMENT AGREEMENT


         THIS GUARANTY OF PAYMENT AGREEMENT ("Agreement") is entered into as of September 18, 1998, by KRISPY KREME DOUGHNUT CORPORATION, a North Carolina corporation ("Guarantor"), for the benefit of BEATTIE F. ARMSTRONG, a resident of Macon, Georgia ("Armstrong"), and BEATTIE F. ARMSTRONG, INC., a Georgia corporation ("BFA"; BFA and Armstrong are sometimes collectively referred to as the "Lenders" and individually as a "Lender").

                              R E C I T A L S :

         A. S&P of Macon, Inc. ("S&P") has purchased substantially all of the assets of BFA pursuant to that certain Assets Purchase Agreement of even date (the "Purchase Agreement"), and BFA has financed the payment of the purchase price for such assets by accepting from S&P a promissory note (the "Assets Note") of even date in the principal amount of $300,000 (the "Assets Loan").

         B. Pat Silvernail ("Silvernail") has purchased from Armstrong his License Agreement with Guaranty to operate as a Krispy Kreme(R) franchisee in Macon, Georgia and surrounding areas pursuant to the Purchase Agreement, and Armstrong has financed the payment of the purchase price for the License Agreement by accepting from Silvernail and his spouse (collectively, the "Silvernails") a promissory note (the "Franchise Note") of even date in the principal amount of $700,000 (the "Franchise Loan"). (The Silvernails and S&P are sometimes collectively referred to as the "Borrowers" and individually as a "Borrower"; the Assets Note and the Franchise Note are sometimes collectively referred to as the "Notes" and individually as a "Note"; and the Assets Loan and the Franchise Loan are sometimes collectively referred to as the "Loans" and individually as a "Loan").

         C. Silvernail was a long-term employee of Guarantor prior to the consummation of the transactions described in the Purchase Agreement. Guarantor desires continuity in the Macon, Georgia market by way of a sale to an experienced operator like Silvernail, with an opportunity, in consideration of this Guaranty, to reclaim the Macon, Georgia operations in the event of a default by the Silvernails (or either of them) or S&P to Lender. Guarantor has a substantial interest in assisting Silvernail in acquiring the Krispy Kreme franchise subject to the Purchase Agreement, and Silvernail has caused the incorporation of S&P (and the Silvernails own all the issued and outstanding stock thereof) to acquire the operating assets of such franchise and to thereafter operate the same.

         D. Lender is unwilling to extend the Loans to the Silvernails and S&P without a guaranty thereof by Guarantor. As a material inducement to each Lender to make its respective Loan and accept the Note made payable to it or him, Guarantor has agreed to guaranty the payment and performance of each Loan as set forth below.



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         NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Guarantor agrees as follows:

         1. Guaranty. Guarantor hereby unconditionally and irrevocably guarantees to each Lender the full and punctual payment of all past, present and future indebtedness, liabilities and obligations to each Lender of the Borrowers, or any of them, of any kind, nature or description whatsoever, when they become due and payable under each Note (the "Guaranteed Liabilities"), including, without limitation, the punctual payment and performance of all obligations of the Borrowers to pay the principal of and interest on the Notes, and all costs of collection therefor.

         As to Guarantor, the guarantee provided for in this Agreement is an absolute, unconditional, continuing guarantee of payment and not of collectibility and is in no way conditioned upon or limited by: (a) any attempt to collect from any Borrower; (b) any attempt to collect from, or the exercise of any rights and remedies against any person other than the Borrowers who may at any time now or hereafter be primarily or secondarily liable for any or all of the Guaranteed Liabilities, including without limitation any other guarantor and any other maker, endorser or surety of all of or a portion of the Guaranteed Liabilities or any person who is now or hereafter a party (collectively "Obligors") to any to the Notes or the Purchase Agreement (collectively with the Notes, the "Transaction Documents"); or (c) any resort or recourse to or against any security or collateral now or hereafter pledged, assigned, or granted to a Lender under the provisions of any instrument or agreement. If a Borrower fails to pay any of the Guaranteed Liabilities on which it is obligated, when they become due and payable, Guarantor shall pay such Guaranteed Liabilities on demand in immediately available funds, in lawful money of the United States of America.

         2. Nature of Obligations. The obligations and liabilities of Guarantor under this Agreement are primary obligations of Guarantor, are continuing, absolute and unconditional, shall not be subject to any counterclaim, recoupment, set off, reduction or defense based upon any claim that Guarantor may have against a Borrower, are independent of any other guaranty or guaranties at any time in effect with respect to all or any part of the Guaranteed Liabilities, and may be enforced regardless of the existence of such other guaranty or guaranties. The obligations and liabilities of Guarantor under this Agreement shall not be affected, impaired or released by the invalidity or unenforceability of any or all of the Transaction Documents. Guarantor hereby consents that, at any time and from time to time, any Lender may, without in any manner affecting, impairing or releasing any or all of the obligations and liabilities of Guarantor under this Agreement, do any one or more of the following, all without notice to, or further consent of, Guarantor and with or without consideration: (a) renew, extend, change the time or terms for payment of the principal and interest on any of the Guaranteed Liabilities or any renewals or extensions, including, without limitation, either Note or any renewals or extensions; (b) extend and/or change the time or terms for performance of any other obligations, covenants or agreements under the Transaction Documents of a Borrower, or any other party to the Transaction Documents; (c) modify, compromise, substitute, release or otherwise deal with in any manner satisfactory to any Lender (i) any or all of the provisions of any or all of the Transaction Documents, (ii) any or all of the Guaranteed
Liabilities, (iii) any or all of the obligations and liabilities


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of Guarantor under this Agreement or under any and all transaction Documents to which Guarantor is a party or any or all property or other security given at any time as collateral by Guarantor without affecting, impairing or releasing any or all of the obligations and liabilities of Guarantor under this Agreement or under any or all of the Transaction Documents to which guarantor is a party,
(iv) any or all of the Obligors or any or all other parties to any or all of the Transaction Documents, and (v) any or all property or other security now or hereafter serving as collateral for any or all of the Guaranteed Liabilities or other obligations under any or all of the Transaction Documents; (d) receive additional property or other security as collateral for any or all of the Guaranteed Liabilities or other obligations under any or all of the Transaction Documents; (e) delay to enforce any right, power, privilege or remedy conferred upon a Lender under the provisions of any of the Transaction Documents or under applicable laws; (f) grant consents or indulgences or take action or omit to take action under, or in respect of, any or all of the Transaction Documents, and (g) apply any payment received by a Lender of, or on account of, any of the Guaranteed Liabilities from a Borrower, or from any source other than Guarantor to the Guaranteed Liabilities in whatever order arid manner the Lenders elect, and any payment received by a Lender from Guarantor for or on account of this Agreement may be applied by such Lender to any of the Guaranteed Liabilities in whatever order and manner such Lender elects.

         3. Waiver by Guarantor. Except as may be limited by the provisions of paragraph 16 of that certain Standby Agreement of even date by and among Guarantor, Armstrong, BFA, S&P and the Silvernails (the "Standby Agreement"), Guarantor unconditionally waives, to the extent permitted by applicable laws:
(a) notice of the execution and delivery of the Transaction Documents; (b) notice of each Lender's acceptance of and reliance on this Agreement or the making of the Loans to the Borrowers or of the creation of any of the Guaranteed Liabilities; (c) presentment, demand, dishonor, protest, notice of non-payment, and notice of dishonor of the Guaranteed Liabilities, the Transaction Documents and any property or other security serving at any time as collateral under the Transaction Documents; (d) all notices required by statute, rule of law or otherwise to preserve any rights against Guarantor under this Agreement or under any of the Transaction Documents, including, without limitation, any demand, proof or notice of non-payment of any of the Guaranteed Liabilities by a Borrower and notice of any failure or default on the part of a Borrower to perform or comply with any term of any of the Transaction Documents to which such Borrower is a party; (e) any diligence in collecting the Guaranteed Liabilities or this Agreement or protecting or realizing upon any security;
(f) any duty or obligation on the part of a Lender to ascertain the validity, extent. or nature of any security for the Guaranteed Liabilities or any insurance or other rights respecting such security, or the liability of any party primarily or secondarily liable for payment of the Guaranteed Liabilities or liable upon any security, or to take any steps or action to protect, information respecting, or otherwise follow in any manner, any such security, insurance or other rights; (g) any duty or obligation on the part of a Lender, required by statute, rule of law or otherwise, to proceed to collect payment of the Guaranteed Liabilities from, or to commence an action against, a Borrower or any other person, or to resort to any security or to any balance of any deposit account or credit on the books of a Lender in favor of a Borrower or any other person, despite any notice or request of Guarantor to do so; (h) any rights of Guarantor pursuant to N.C.G.S. ss. 26-7 or any similar or subsequent law; and
(i) so long as any part of the Guaranteed Liabilities remains outstanding and for a period of



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ninety-one (91) days after the payment in full thereof, any right to subrogation to a Lender's interest under any Transaction Documents and any right to subrogation, reimbursement, contribution, exoneration and indemnity against any property or other security serving at any time as collateral for any or all of the Guaranteed Liabilities or under any of the Transaction Documents. Notwithstanding any provision of this Agreement to the contrary. Guarantor irrevocably and absolutely waives any and all rights of subrogation, contribution, indemnification, reimbursement, exoneration or any similar rights against the Borrowers with respect to this Agreement and the payment or performance by Guarantor of any Guaranteed Liabilities, whether such rights arise under an express or implied contract or by operation of law, it being the intention of the parties that Guarantor shall not be deemed to be a creditor of a Borrower by reason of the existence of this Agreement and the payment or performance by Guarantor of any Guaranteed Liabilities so long as any part of the Guaranteed Liabilities remains outstanding and for a period of ninety-one
(91) days after the payment in full thereof. This waiver is given to induce each Lender to extend credit to the Borrowers under the Transaction Documents.

         4. Default. Except as may be limited by the provisions of paragraphs 2 and 3 of the Standby Agreement, the occurrence of any one or more of the. following events shall constitute an event of default ("Event of Default") under this Agreement: (a) the failure of Guarantor to pay to a Lender when due and payable any and all amounts payable by Guarantor to such Lender under the provisions of this Agreement; (b) the failure of Guarantor to perform or comply with any of the provisions of this Agreement; (c) the occurrence of an event of default under any of the Transaction Documents; (d) if Guarantor generally is unable to pay its debts as they mature; (e) the filing of any petition for relief under the Bankruptcy Code or any similar Federal or state statute by Guarantor; (f) if Guarantor is served with any petition for relief under the Bankruptcy Code or any similar Federal or state statute and such petition is not dismissed within sixty (60) days after the date on which Guarantor is served with such a petition; (g) any application for the appointment of a receiver or custodian for, the making of a general assignment for the benefit of creditors by, or the insolvency of Guarantor; or (h) the termination of existence, dissolution or liquidation of Guarantor.

         Whenever there is an Event of Default under this Agreement, each Lender may, at his or its option, declare an amount equal to any or all of the then unpaid balance of the Guaranteed Liabilities due to him or it to be immediately due and payable by Guarantor, and Guarantor shall on demand pay such unpaid balance to the accelerating Lender(s) in immediately available funds in lawful money of the United States of America.

         5. Enforcement Expenses. Guarantor (a) agrees to pay reasonable attorneys' fees and costs of collection if any of the Guaranteed Liabilities are referred to an attorney at law for collection or the liability of Guarantor under this Agreement shall be enforced by an attorney at law, and (b) shall indemnify and hold harmless each Lender all-against any loss, liability, or expense, including reasonable attorneys' fees and disbursements and any other fees and disbursements, that may result from any failure of a Borrower to pay any of the Guaranteed Liabilities when due and payable or that may, be incurred by or on behalf of a Lender in enforcing any obligation of a Borrower to pay any of the Guaranteed Liabilities and any obligations and liabilities of Guarantor under this Agreement. For purposes of this paragraph, the term



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"reasonable attorneys' fees" shall mean reasonable attorneys' fees incurred and computed on the basis of usual and customary hourly rates and not on the basis of any percentage of the Guaranteed Liabilities or any common law or statutory presumption.

         6. Delay and Waiver by a Lender. No delay in the exercise of, or failure to exercise, any right, remedy or power accruing upon any default or failure of Guarantor in the performance of any obligation under this Agreement shall impair any such right, remedy or power or shall be construed to be a waiver by a Lender, but any such right, remedy or power may be exercised from time to time and as often as may be deemed by a Lender expedient. In order to entitle the Lenders to exercise any right, remedy or power reserved to them in this Agreement, it shall not be necessary to give any notice to Guarantor. If Guarantor should default in the performance of any obligation under this Agreement, and such default should thereafter be waived by a Lender, such waiver shall be limited to the waiving Lender and the particular default so waived. No waiver, amendment, release or modification of this Agreement shall be established by conduct, custom or course of dealing.

         7. Notices and Communications. All notices and other communications under this Agreement shall be in writing and delivered in person or sent by certified or registered mail, postage prepaid and properly addressed as follows:

         To the Lenders:

                  Beattie F. Armstrong
                  1538 Maplewood Drive
                  Macon, GA 31210

         To Guarantor:

                  Krispy Kreme Doughnut Corporation
                  370 Knollwood Street, Suite 500
                  Winston-Salem, NC 27103
                  Attn:  Stephen A. Johnson


Any party may, from to time, change its address for the purpose of notices to that party by providing a notice as aforesaid specifying the new address for such a party.

         8. Assignment. Each Lender may, without notice to or consent of Guarantor, sell, assign or transfer to any person or persons ail or any part of the Guaranteed Liabilities payable to it or him, and each such person or persons shall have the right to enforce this Agreement as fully as such Lender, provided that such Lender shall continue to have the unimpaired right to enforce this Agreement as to so much of the Guaranteed Liabilities that it or he has not sold, assigned or transferred.


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         9. Successors and Assigns. All covenants and agreements of Guarantor set forth in this Agreement shall bind Guarantor and its successors and assigns and shall inure to the benefit of, and be enforceable by, each Lender and their respective heirs, personal representatives, successors and assigns, including, without limitation, any holder of either Note or any or all of the Transaction Documents.

         10. Reinstatement of Guaranteed Liabilities. Notwithstanding termination of this Agreement, to the extent that a Lender receives any payment on the Guaranteed Liabilities (whether from a Borrower, Guarantor or otherwise) or a Lender enforces any security interest or lien or exercises any right of setoff and such payments, or the proceeds of such enforcement or setoff or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable principles, then to the extent of such recovery, the liability or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred and shall be Guaranteed Liabilities under this Agreement.

         11. Miscellaneous. Neither this Agreement nor any term may be amended, waived, released or modified orally, but only by an instrument in writing, signed by the party against which the enforcement of the amendment, waiver, release or modification is sought. Whenever used in this Agreement, the singular number shall include the plural, the plural the singular, and the use of the masculine, feminine or neuter gender shall include all genders. Whenever used in this Agreement, the word "person" or "persons" shall mean and include a corporation, an association, a partnership, a limited liability company, an organization, a business, an individual, a government or political subdivision or agency, or an estate or trust. This Agreement shall in all respects be deemed to be made in, and governed by, construed and enforced in accordance with the laws of North Carolina. Each Lender shall have the right: to grant participations in the Guaranteed Liabilities to others at any time and from time to time, and either Lender may divulge to any such participant or potential participant all information, reports, financial statements and documents obtained in connection with this Agreement, any of the Transaction Documents or otherwise. If any term of this Agreement or any obligation under this Agreement shall be held to be invalid, illegal or unenforceable, the remainder of this Agreement and any other application of such term shall not be affected. The paragraph and section headings of this Agreement have been inserted for convenience only and shall not modify, define, limit or expand the express provisions. This Agreement may be executed in duplicate originals or in several counterparts, each of which shall be deemed an original but all of which together shall constitute one instrument, and it shall not be necessary to produce or account for more than one such duplicate original or counterpart. . This Agreement, together with the other Transaction Documents, contains the entire agreement and understanding of the parties. Furthermore, no course of dealing between the parties, no usage of trade and no parcel or extrinsic evidence shall be used to supplement or modify any terms of this Agreement; nor are there any conditions to the complete effectiveness of this Agreement. Guarantor has adequate means to obtain from each Borrower on a continuing basis information concerning their financial condition and Guarantor is not relying on either Lender to provide such information) (including, but not limited to,


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information respecting any changes in the business or financial condition of a
Borrower) either now or in the future. No Lender shall have a duty to notify Guarantor of any such information.

[NEXT PAGE IS SIGNATURE PAGE]



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                           SEPARATE SIGNATURE PAGE TO
                        GUARANTY OF PAYMENT AGREEMENT BY
                KRISPY KREME DOUGHNUT CORPORATION ("Guarantor")
                               FOR THE BENEFIT OF
         BEATTIE F. ARMSTRONG and BEATTIE F. ARMSTRONG, INC. ("Lender")

IN WITNESS WHEREOF, Guarantor has signed, sealed and delivered this Agreement as of the day and year written above.

                                            GUARANTOR:

                                            KRISPY KREME DOUGHNUT CORPORATION

                                            By:  /s/  J. Paul Breitbach
                                            Name:  J. Paul Breitbach
                                            Title: Exec. Vice President
ATTEST:
/s/  Stephen A. Johnson
Asst. Secretary

[AFFIX CORPORATE SEAL]


________________________________________________________________________________


NORTH CAROLINA             )
                           )
FORSYTH COUNTY             )

         I, Jane Bryant, a Notary Public of said Davidson County and State, certify that Stephen A. Johnson personally came before me this day and acknowledged that he is the Assistant Secretary of KRISPY KREME DOUGHNUT CORPORATION, a North Carolina corporation, and that by authority duly given and as the act of the Corporation, the foregoing instrument was signed in its name by its President, sealed with its corporate seal and attested by Stephen A. Johnson as its Assistant Secretary, for and on behalf of such Corporation.

         WITNESS my hand and Notarial Seal, or Stamp, this 24th day of September, 1998.

                                                /s/  Jane R. Bryant
                                                Notary Public

My Commission Expires:  October 27, 2001.

NOTARIAL SEAL/STAMP: